UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2026
MEDIFAST, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31573	13-3714405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1501 S. Clinton Street, Suite 500, Baltimore, Maryland 21224
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (410) 581-8042
N/A
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;                         Compensatory Arrangements of Certain Officers.

Stockholder Approval of the Amended and Restated 2012 Share Incentive Plan

On May 19, 2026, at the Company’s 2026 annual meeting of stockholders (the "Annual Meeting"), as described below under Item 5.07 of this Current Report on Form 8-K, the stockholders of Medifast, Inc. (the "Company") approved an amendment to the Amended and Restated 2012 Share Incentive Plan (the "2012 Plan") primarily to increase the number of shares of the Company's common stock authorized for issuance under the 2012 Plan by 250,000 shares (as amended, the “Amended 2012 Plan”). The Amended 2012 Plan became effective immediately upon stockholder approval at the Annual Meeting.
A description of the material terms of the Amended 2012 Plan is included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission ("SEC") on April 6, 2026 (the “Proxy Statement”), under the section captioned "PROPOSAL 4 - APPROVAL OF THE AMENDED AND RESTATED 2012 SHARE INCENTIVE PLAN," which description is incorporated herein by reference.

The descriptions of the Amended 2012 Plan contained herein and in the Proxy Statement are not complete and are qualified in their entireties by the full text of the Amended 2012 Plan, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Appointment of Chief Executive Officer

As described in Current Report on Form 8-K filed with the SEC on January 5, 2026, Daniel Chard, Chairman of the Board of Directors (the “Board”) and Chief Executive Officer of the Company announced his planned transition to non-executive Chairman of the Board, effective June 1, 2026. Mr. Chard’s transition is not due to and does not involve any disagreement with management or the Board related to the Company’s operations, policies or practices.

On May 20, 2026, the Board appointed Nicholas Johnson, age 46, to serve as Chief Executive Officer of the Company, effective June 1, 2026. In connection with Mr. Johnson's appointment to Chief Executive Officer, Mr. Johnson entered into an offer letter (the “Offer Letter”) with the Company providing for the following terms: (a) annual base salary of $600,000; (b) participation in the Company’s bonus program with a target bonus equal to 100% of his base salary, with the actual payout to be based on company performance; and (c) Long Term Incentive target at 250% of his base salary, representing an approximate 69% increase in total compensation as compared to compensation for his prior role of President.

The foregoing description of the Offer Letter is not complete and is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Mr. Johnson joined Medifast in 2018 as Market President of OPTAVIA USA and was named President, Coach and Client Experience in 2020. He took the role of Chief Field Operations Officer in 2022, and was responsible for leading the OPTAVIA Field and Technology organizations. In early 2026, Mr. Johnson was appointed President of Medifast and began leading the Company's enterprise marketing, scientific and clinical affairs, product development, and consumable product and plan management teams. Prior to joining Medifast, he held senior sales, marketing, and management roles with Nu Skin Enterprises.

There are no family relationships between Mr. Johnson and any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. There are no arrangements or understandings between Mr. Johnson and any other persons pursuant to which he was selected as Chief Executive Officer. Mr. Johnson has no direct or indirect material interest in any transaction or currently proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.

(i) The number of shares voted and broker non-votes for the directors nominated for election to the Board are set forth below.

Director Name	For	Against	Abstained	Broker Non-Votes
Daniel R. Chard	4,377,045	261,811	10,237	1,840,102
Elizabeth A. Geary	4,313,878	323,551	11,664	1,840,102
Parsa Kiai	4,378,697	259,279	11,117	1,840,102
Jeffrey Rose	4,398,976	238,929	11,188	1,840,102
Scott Schlackman	3,842,303	795,603	11,187	1,840,102
Andrea B. Thomas	4,260,999	378,012	10,082	1,840,102
Ming Xian	4,275,817	356,337	16,939	1,840,102

Accordingly, each of the individuals listed above was elected to the Company’s Board of Directors, each to hold office until the Company’s next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

(ii) The stockholders voted on a proposal to ratify the appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

The proposal was approved by a vote of stockholders as follows:

For:	6,411,175
Against:	53,444
Abstained:	24,576

(iii) The stockholders voted on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement for the Annual Meeting.

The proposal was approved by a vote of the stockholders as follows:

For:	3,996,046
Against:	637,173
Abstained:	15,874
Broker Non-Votes:	1,840,102

(iv) The stockholders voted on a proposal to approve the Amended 2012 Plan.

The proposal was approved by a vote of the stockholders as follows:

For:	3,195,078
Against:	1,442,997
Abstained:	11,018
Broker Non-Votes:	1,840,102

Item 7.01 Regulation FD Disclosure.

On May 26, 2026, the Company issued a press release announcing Mr. Johnson's appointment as Chief Executive Officer to succeed Daniel R. Chard, who will serve as the Company's non-executive Chairman. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference. This information is being furnished in this report and shall not be deemed to be "filed" for any purpose, including for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1993, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Amended and Restated 2012 Share Incentive Plan
	99.1	Offer Letter by and between Nicholas Johnson and Jason Pharmaceuticals, Inc.
	99.2	Press Release dated May 26, 2026, entitled "Medifast Confirms Appointment of Nicholas Johnson as Chief Executive Officer"
	104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ James P. Maloney
James P. Maloney
Chief Financial Officer

Dated: May 26, 2026